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                           ORION PICTURES CORPORATION
PROXY
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR ANNUAL MEETING OF STOCKHOLDERS, JULY 26, 1994 AT 4:00 P.M.

    The undersigned shareholder of Orion Pictures Corporation (the 'Company') hereby appoints Leonard White and Silvia Kessel and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Shareholders of Orion Pictures Corporation to be held in the Concourse Level at 1285 Avenue of the Americas, New York, New York on July 26, 1994 at 4:00 P.M., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

    Receipt of the Notice of Annual Meeting of Shareholders dated June 27, 1994, the Proxy Statement furnished herewith, and a copy of the Annual Report to Shareholders for the year ended February 28, 1994 is hereby acknowledged.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AND PURSUANT TO ITEM 3.

                (Continued and to be signed on the reverse side)


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THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' ITEMS 1 AND 2.

ITEM 1. Election of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW.

FOR all nominees listed on the right (except as marked to the contrary hereon). [ ]

WITHHOLD AUTHORITY to vote for all nominees listed to the right.
[ ]

NOMINEES: JOHN W. KLUGE, SILVIA KESSEL, JOEL R. PACKER, MICHAEL I. SOVERN, RAYMOND L. STEELE, STUART SUBOTNICK, ARNOLD L. WADLER, STEPHEN WERTHEIMER, AND LEONARD WHITE. (Instructions: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

- - - - - ----------------------------------------------

ITEM 2. Ratification of the selection of KPMG Peat Marwick as independent auditors of Orion Pictures Corporation for the fiscal year ended February 28, 1995.

FOR      AGAINST       ABSTAIN

[ ]       [ ]           [ ]

ITEM 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the meeting or any adjournment thereof.

P
R
O
X
Y

DATED:_________________________, 1994

_____________________________________
            (SIGNATURE)

_____________________________________
     (SIGNATURE IF HELD JOINTLY)

THE SIGNATURE SHOULD AGREE WITH THE NAME ON YOUR STOCK CERTIFICATE.
IF ACTING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.